                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.

                                                /s/ Victor J. Riley
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ James W. Wert
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ Lee G. Irving
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ H. Douglas Barclay
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 11, 1995.


                                                /s/ William G. Bares
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 13, 1995.


                                                /s/ Albert C. Bersticker
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 11, 1995.


                                                /s/ Kenneth M. Curtis
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ John C. Dimmer
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ Robert W. Gillespie
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 12, 1995.


                                                /s/ Stephen R. Hardis
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ Henry S. Hemmingway
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ Charles R. Hogan
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 11, 1995.


                                                /s/ Lawrence A. Leser
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 13,1995.


                                                /s/ Steven A. Minter
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 12, 1995.


                                                /s/ M. Thomas Moore
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 12, 1995.


                                                /s/ John C. Morley
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 11, 1995.


                                                /s/ Richard W. Pogue
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ Robert A. Schumacher
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 11, 1995.


                                                /s/ Ronald B. Stafford
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ Dennis W. Sullivan
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ Peter G. Ten Eyck II
                                                ----------------------------

                                                                   Exhibit 24(a)

                                   KEYCORP
                                 -----------


                              POWER OF ATTORNEY
                            ----------------------


                 The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, with respect to its Common Shares issuable in the proposed merger of OMNIBANCORP into KeyCorp hereby constitutes and appoints Carter B. Chase, Roger Noall, and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of January 10, 1995.


                                                /s/ Nancy B. Veeder
                                                ----------------------------